MPM TECHNOLOGIES, INC.
222 W. Mission Ave.
Spokane, WA 99202


                  NOTICE OF 2000 ANNUAL STOCKHOLDERS' MEETING



To: The Stockholders of MPM Technologies Inc.

NOTICE IS HEREBY GIVEN that the 2000 Annual Stockholders' Meeting of MPM Technologies Inc., will be held at 707C Algonquin Road, Arlington Heights, Illinois 60005, on June 12, 2000 at 9:00 am local time, for the following purposes:

1. To elect three directors of the Company;

2. To Amend the 1989 Stock Option Plan;

3. To consider and act upon any other matters which may properly come before the meeting.

The Board of Directors has fixed the close of business on May 8, 2000, as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting. This notice and Proxy Statement and the enclosed form of proxy are being sent to stockholders of record at the close of business on or about May 15, 2000 to enable such stockholders to state their instructions with respect to the voting of the shares. Proxies should be returned to American Securities Transfer & Trust, Inc. 12039 W. Alameda Parkway, Lakewood, Colorado 80228 in the reply envelope enclosed.


By Order of the Board of Directors,




Michael J. Luciano
Chairman of the Board and
Chief Executive Officer

May 15, 2000/Date of Mailing





WE URGE EACH STOCKHOLDER WHO IS UNABLE TO ATTEND THE MEETING TO VOTE BY PROMPTLY SIGNING, DATING AND RETURNING THE ACCOMPANYING PROXY CARD IN THE REPLY ENVELOPE PROVIDED.


                          PROXY STATEMENT RELATING TO
                      2000 ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement is being furnished by the Board of Directors of MPM Technologies Inc., (MPM) a Washington corporation, to holders of shares of MPM stock, in connection with the solicitations by the Board of Directors of proxies to be voted at the 2000 Annual Meeting of Stockholders to be held at 707C Algonquin Road, Arlington Heights, Illinois 60005, on June 12, 2000 at 9:00 a.m. local time, and any adjournment or adjournments thereof, for the purpose set forth in the accompanying Notice of Annual Meeting. This Proxy Statement and Annual Report for the year ended December 31, 1999, are first being mailed to shareholders on or about May 15, 2000. The executive offices of the Company are located at, 222 W. Mission Ave., Suite 30, Spokane, WA 99201.

VOTING AT ANNUAL MEETING

The Board of Directors of the Corporation has fixed the close of business on May 8, 2000, as the date of record (the "Record Date") for determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 2,659,493 issued shares of common stock entitled to vote. A majority of such shares will constitute a quorum for the transactions of business at the Annual Meeting. The holders of record on the Record Date of the shares entitled to be voted at the Annual Meeting are entitled to cast one vote per share on each matter submitted to vote at the Annual Meeting. All action proposed herein may be taken upon a favorable vote of the holders of a majority of such shares of common stock represented at the Annual Meeting, provided a quorum is present at the meeting in person or by proxy.

Proxy. Shares of common stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such shares will be voted: (a) FOR the election of two individuals to the Corporation's Board of Directors; (b) FOR the amendment to the 1989 Stock Option Plan and (c) at the discretion of the proxy holder, any other matters which may properly come before the Annual Meeting. A shareholder who has executed and returned a proxy may revoke it at any time before it is voted at the Annual Meeting by executing and returning a proxy bearing a later date, by giving written notice of revocation to the Secretary of the Corporation or by attending the Annual Meeting and voting in person. A proxy is not revoked by the death or incompetence of the maker unless before the authority granted thereunder is exercised, written notice of such death or incompetence is received by the Company from the executor or administrator of the estate or from a fiduciary having control of the shares represented by such proxy.

The Corporation will bear all the costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying material to shareholders. In addition to the solicitation of proxies by use of the mails, directors, officers, employees or consultants without compensation, may solicit proxies personally or by telephone or telegram.

Voting Power. Shareholders of the Common Stock of MPM are entitled to one vote for each share held.
Dissenters' Rights. None of the actions contemplated to be taken at the MPM Special Shareholder Meeting give rise to the dissenters' rights under the Washington Business Corporations Act.

THE ACCOMPANYING PROXY IS SOLICITED ON BEHALF OF MANAGEMENT
PURPOSE OF ANNUAL MEETING

PURPOSE OF ANNUAL MEETING

Election of Directors

It is intended that the proxies solicited hereby will be voted FOR election of the nominees for director listed below, unless authority to do so has been withheld. The Board of Directors knows of no reason why the nominees will be unable to accept election. However, if any present member becomes unable to accept election, the Board of Directors will select substitute nominees. If substitute nominees are selected, proxies will be voted in favor or such nominees.

The Board of Directors is divided into three classes, with the term of office of each class ending in successive years. The term of directors of Class III expires with the 2000 Annual Meeting, the term of Directors of Class II expires with the 2001 Annual Meeting and the term of directors of Class III expires with the 2002 Annual Meeting.

CLASS III - Three Year Term Expiring in 2000

Richard E. Appleby, age 59, is Vice President and Director of the Company. Mr. Appleby was Superintendent and Manager of A-L Services and Farm Harvesting from 1957-1973. From 1973-1980, he was Vice President of A-L Services and has been President of A-L Services since 1980. Mr. Appleby was a partner in MADD Exploration, an affiliate of the Company from 1980 - 1988.
Director Since 1985
Compensation Committee

Dr. Richard Kao, age 58, is a Director of the Company. Dr. Kao earned an M.S. Degree in Chemical Engineering from Tunghai Christian University, Taiwan and a Ph.D in Chemical Engineering from the Illinois Institute of Technology. He was Chemical Engineer for the Institute of Gas Technology from 1968 to 1982 and the Director of Technology for Xytel Corporation from 1988 to 1996. Dr. Kao's present responsibilities for Unitel Technologies, Inc. include the research and development of new technologies in commercial mini-plants for the chemical, petroleum, synthetic fuels, food, pulp/paper, and solid waste industries. Director Since 1999
Audit Committee

L. Craig Cary Smith, age 50, is a Director of the Company. He is a 1981 graduate of Gonzaga University Law School and was admitted to the Washington State Bar that same year. Mr. Smith is a partner in general practice at Smith, Hemingway and Anderson, P.S., in Spokane, Washington.
Director Since 1985

MANAGEMENT RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS OF THE COMPANY.


MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

CLASS I - Three-Year Term Expiring in 2001

Glen Hjort, age 48, is Chief Financial Officer and Director of the Company.
Mr. Hjort received a B.S. in Accounting at the University of Illinois in 1979, C.P.A. Certificate in 1980 and C.I.S.A. Certificate in 1993. From 1993-1996 he was CFO for a small publicly traded franchiser and retailer where is was responsible for all accounting, personnel and administrative functions for the corporate offices and corporate stores. From 1996 to present, Mr. Hjort has been sole proprietor - Accounting and Consulting Practice - servicing numerous corporate clients in a wide variety of industries. He is a member of the American Institute of Certified Public Accounts, Illinois CPA Society and Information Systems Audit and Control Association.
Director Since 1998

Audit Committee, Executive Committee

Anthony L. Lee, age 64, is a Director of Company. Mr. Lee received a B.S. in Chemical Engineering from the University of California, Berkeley, an M.S. in Chemical Engineering from the Missouri School of Mines and completed Ph.D course requirements at the Illinois Institute of Technology. Since joining the staff of the Institute of Gas Technology in 1961, Mr. Lee has been director of the API's Project 65 and has supervised research on the transport and thermodynamic properties of fluids, liquefied natural gas, coal gasification, gas process and catalysis. He is a member of the American Institute of Chemical Engineers and the American Chemical Society. Mr. Lee is a registered professional engineer in the State of Illinois and in the Province of Ontario, Canada.
Director Since 1998
Audit Committee

Michael J. Luciano, age 46, is Chairman of the Board and Chief Executive Officer of the company. Mr. Luciano was co-owner of Morris County Sanitation Services, E. Hanover, NJ, where he was involved in acquisitions, governmental regulatory permitting and compliance. He is the owner of MJL Associates, a company providing consulting services in solid waste facilities, permitting, construction and operations.
Director Since 1998
Executive Committee

CLASS II - Three-Year Term expiring 2002

Myron Katz, age 69, is Vice President and Director of the Company. Mr. Katz has over 30 years of diversified administrative and managerial experience. From 1956-1987, he was the President of Central Credit Clearing Bureau in Newark and East Orange, New Jersey. From 1980-1988, he was a partner in MADD Exploration, an affiliate of the Company. Mr. Katz is currently a private consultant facilitating various business ventures.
Director Since 1985
Compensation Committee

Daniel D. Smozanek, age 74, is Treasurer and Director of the Company. Mr. Smozanek was owner and President of Spring House Tree Service in Summit, New Jersey from 1947-1972. From 1972-1980, he was a partner in land development and real estate sales in Montana. During this time, he was engaged in the exploration of 29 mining claims in the Flathead National Forest. From 1980-1988, Mr. Smozanek was a partner in MADD Exploration, an affiliate of the Company.
Director Since 1985
Compensation Committee

AMEND THE 1989 STOCK OPTION PLAN

The Board of Directors is proposing to amend the 1989 Stock Option Plan (the "Plan") to increase the number of shares of common stock issuable under the Plan by THREE HUNDRED THOUSAND (300,000) shares of common stock.

The Company currently does not pay any cash compensation to its Directors, although they are reimbursed for out-of-pocket expenses incurred in attending meetings. Directors are compensated for their time and efforts solely through grant of stock options. The Company believes that increasing the number of shares in the Plan would, among other things, continue to promote the interests of the Company and its subsidiaries and its stockholders by attracting, retaining and stimulating the performance of officers, directors and key salaried employees. The Board of Directors feels the proposed amendment to increase the number of options in the Plan is of vital importance to further the goal for future acquisitions.

MANAGEMENT RECOMMENDS A VOTE FOR ADOPTION OF THE AMENDMENT TO THE 1989 STOCK OPTION PLAN

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters that will be presented for action at the 2000 Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in the discretion of the persons named as proxies. The Company's Annual Report for the fiscal year ended December 31, 1999, is enclosed with this Proxy Statement.

PRINCIPAL SHAREHOLDERS

As of the Record Date there were 680 shareholders of record. The Company estimates that there are approximately 2,100 beneficial shareholders. The following table sets forth the identity of the beneficial owners of more than five percent (5%) of the outstanding shares of MPM Common Stock:
                              Common              Percentage
Shareholder                   Stock Owned         of Outstanding
--------------------------    ----------------    ----------------
Michael J. Luciano            573,910 [1] [2]          21.5%
Charles A. Romberg            336,645 [1] [3]          12.6%
Richard E. Appleby            231,155 [1]               8.6%
Daniel D. Smozanek            170,257 [1]               6.4%
L. Craig Cary Smith           159,070 [1]               5.9%
United States Filter Corp.    146,666 [4]               5.5%
Unitel Technologies, Inc.     133,333                   5.0%

[1] Includes options available for exercise, specifically, Michael J. Luciano 321,890; Richard E. Appleby 38,000; Daniel D. Smozanek 8,000, L. Craig Cary Smith 139,945 and Charles A. Romberg 315,556.

[2] Does not include 327,426 shares and 105,000 options available for exercise (16.2%) of the Company's outstanding stock and options available for exercise owned by two trusts for which Mr. Luciano is the Executor.

[3] During 1999, Mr. Romberg resigned as President and Director of the Company.

[4] During 1999, Eau Acquisition Corp. a wholly owned subsidiary of VIVENDI, Paris, France purchased U.S. Filter Corp.

As of the Record Date no other person or group was known by the Registrant to own more than five percent of its common stock.

TRANSACTIONS WITH MANAGEMENT

During the second quarter of 1999, the Company returned a preferred stock deposit of $1,051,400 using money contributed by Michael J. Luciano, Chairman
and CEO.   Under the terms of the agreement with Mr. Luciano, MPM issued
150,000 shares of its common stock at the market price in exchange for $300,000 and issued convertible debentures aggregating $400,000, which could be converted to MPM common stock at a discount. The debentures were converted concurrently with the stock issue resulting in issuing an additional 333,333 shares of common stock.

The Company has contracted with R.D. Little Company to provide shareholder and investor relations services. R.D. Little Company is owned by Robert D. Little, Secretary of the Company.

EXECUTIVE COMPENSATION

Current Remuneration


During 1999, none of the officers or directors was compensated for his services as an officer or director. Each is reimbursed for out-of-pocket expenses incurred on Company business.

The following tables show the remuneration of officers and directors in excess of $100,000 in 1999, 1998 and 1997.

SUMMARY COMPENSTION TABLE
ANNUAL COMPENSATION

Name and
Principal
Position           Year Salary Bonus Compensation Award(s) $Payout(s) Compensation
------------------ ---- ------ ----- ------------ -------- ---------- ------------
Michael J. Luciano
Chairman & CEO     1999               $  60,000    301,667 options
                                                    granted at market
                   1998               None
                   1997               None

Charles A. Romberg
President          1999               None
                   1998               $  50,872

Robert D. Little
Secretary          1999               $132,196
                   1998                 67,841
                   1997                 45,600


OPTION GRANTS IN 1999 FISCAL YEAR
INDIVIDUAL GRANTS

                       # of       % of Total
                     Options      Options Granted    Exercise or   Market Price      Expiration
Name                 Granted      in Fiscal Year     Base Price    On Date of Grant  Date
------------------  -----------   ---------------    -----------   ----------------  ----------
Michael J.
Luciano              245,000                            $2.00         $2.00          4/19/09
                      56,667          35.17%            $3.00         $3.00          5/18/09
Charles A.
Romberg              190,000                            $2.00         $2.00          4/19/09
                      20,000          24.48%            $3.00         $3.00          5/18/09


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
END FYE 1999 OPTION/SAR VALUES

                                          Number of
                                          Securities         Value of
                                          Underlying         Unexercised
                                          Unexercised        In-The-Money
                                          Options/SARs       Options/SARs
           Shares                         at FY-End (#)      at FY-End
           Acquired         Value         Exercisable/       Exercisable/
Name       on Exercise      Realized ($)  Unexercisable      Unexercisable
---------  ------------    -------------  ----------------   --------------
Michael J.
Luciano     333,333         $666,666        321,890          $1,414,587
                                          Exercisable
Charles A.
Romberg                                    315,556          $1,517,883
                                          Exercisable


Proposed Remuneration.

None of the directors is compensated for their services as a director. Each is reimbursed for out-of-pocket expenses incurred on Company business. It is not contemplated that any salaries will be paid unless, and until such time as, the Company may require full time commitments from any officer or director. Incentive and Compensation Plans and Arrangements.

The Company has no retirement, profit sharing, pension, or insurance plans covering its officers and directors. No advances have been made, nor are any contemplated, by the Company to any of its officers or directors.

1989 Stock Option Plan

The shareholders of the Company, at the Annual Shareholders Meeting on May 22, 1989, voted to approve the 1989 Stock Option Plan (the "Plan") a stock option plan for selected officers, directors and employees of the Company. The purpose of the Plan is to promote the interests of the Company and its stockholders by attracting, retaining and stimulating the performance of selected officers, directors and employees and giving them the opportunity to acquire a proprietary interest in the Company's business and an increased personal interest in this continued success and progress.

The Compensation Committee, (the "Committee") comprised of three members of the Board of Directors, administers this Plan. The Committee has the authority in its discretion to determine all matters relating to the options to be granted under the Plan, including selection of the individuals to be granted options, the number of shares to be subject to each grant, the date of grant, the termination of the options, the option term, vesting schedules, and all other terms and conditions thereof. Options and Stock Appreciation Rights are evidenced by written agreements, which contains such terms and conditions as may be determined by the Committee. The Option price at which shares may be purchased upon exercise of a particular option are such price as may be fixed by the Committee. The term during which options and Stock Appreciation Rights may be granted under the Plan expires as set in the discretion of the Committee.

The aggregate number and class of shares on which options and Stock Appreciation Rights may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), of each such option, are proportionately adjusted for any increase or decrease in the number of issued shares of common stock of the Company resulting from a split up or consolidation of shares, or any spin-off, spin-out, split-up, or other distribution of assets to shareholders or any like capital adjustment or the payment of any such stock dividend, or any other increase or decrease in the number of shares of common stock of the Company without the receipt of consideration by the Company or assumption and conversion of outstanding grants due to an acquisition.

Change of Control Arrangement

There are currently no changes of control arrangements in place.

Change in and Disagreements with accountants on Accounting and Financial Disclosure.

There was no change in or disagreements with accountants on Accounting and Financial Disclosure.

Indemnification of Directors

The Washington Business Corporation Act (the "Washington Business Act") provides that a company may indemnify its directors and officers as to certain liabilities. The Company's Articles of Incorporation and Bylaws provide for the indemnification of its directors and officers to the fullest extent permitted by law. The effect of such provisions is to indemnify the directors and officers of the Company against all costs, expenses and liabilities incurred by them in connection with any action suit or proceeding in which they are involved by reason of their affiliation with the Company, to the fullest extent permitted by law.

Compliance with Section 16(a) of the Securities Exchange and Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers, and persons who own beneficially more than ten (10%) percent of the common stock of the Company, to file reports of ownership and changes in ownership, with the Securities and Exchange Commission. Copies of all reports are required to be furnished to the Company pursuant to Section 16(a). Based on the reports received by the Company, the Company believes that the directors, officers, and greater than ten (5%) percent beneficial owners, complied with all applicable reporting requirements during the year ended December 31, 1999.

Information on Committees of the Board of Directors and Meetings

During the fiscal year ended December 31, 1999, the Board of Directors met 5 times. The Board of Directors has an Executive Committee, Audit Committee and Compensation Committee. The Company has no Nominating Committee and the full Board of Directors selects nominees for election as directors.

The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit, reviews management's evaluation of the Company's system of internal controls, and reviews non-audit professional services provided by the independent accountants and the range of audit and non-audit fees. The Audit Committee will also review at least annually reimbursement of costs by the company and subsidiaries. The Audit Committee currently consists of Glen Hjort, Chief Financial Officer of the Company and two independent directors, Richard Kao and Anthony L. Lee.

The Compensation Committee establishes salaries, incentives and other forms of compensation for directors, officers and other key employees of the Company, administers the 1989 Stock Option Plan and recommends policies relating to benefit plans. The Compensation Committee currently consists of Daniel D. Smozanek, Richard E. Appleby, and Myron Katz.

The Executive Committee possesses all of the powers of the Board except the power to issue stock, approve mergers and acquisitions with nonaffiliated corporations, or declare dividends and certain other powers specifically reserved by Washington State law to the Board.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

The deadline for submitting stockholder proposals for inclusion in the Company's Proxy Statement and form of Proxy for the Company's next annual meeting is March 1, 2000. Such proposals must be submitted in writing and should be sent to the attention of the Secretary of the Corporation.



FORM 10-KSB

Any shareholder of record may obtain a copy of the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1999, by written request to the Company.

Executive Offices are located at 222 W. Mission Ave., Ste. 30, Spokane, WA 99201-2347.




BY ORDER OF THE BOARD OF DIRECTORS




Robert D. Little
Corporate Secretary



































                             MPM TECHNOLOGIES INC.
           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE
        2000 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 12, 2000, 9:00 A.M.
           707C W. ALGONQUIN ROAD, ARLINGTON HEIGHTS, ILLINOIS 6000

The undersigned appoints Michael J. Luciano and Robert D. Little, or each of them proxies of the undersigned, with full power of substitution, to vote all shares of MPM Technologies, Inc., the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders to be held June 12, 2000 or at any adjournment thereof, with all powers the undersigned would have if personally present.

THE SHARES WILL BE VOTED AS DIRECTED WITH RESPECT TO OTHER MATTERS OF BUSINESS PROPERLY BROUGHT BEFORE THE MEETING, AS THE PROXIES SHALL DECIDE. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, and 3.

MANAGEMENT RECOMMENDS VOTING FOR THE FOLLOWING PROPOSALS.

1.  ELECTION OF DIRECTORS


     [ ] FOR all nominees listed below (except as marked). To withhold authority for any individual, place an N next to that person's name.

     ___Richard E. Appleby     ___Richard Kao          ___L. Craig Cary Smith

     [  ] WITHHOLD AUTHORITY  to vote for all nominees listed above.

2.  TO APPROVE THE AMENDMENT TO THE 1989 STOCK OPTION PLAN

    [   ] FOR               [  ] AGAINST                [  ] ABSTAIN

3.IN THEIR DISCRETION, THE PROXIES ARE AUTHORUZED TO VOTE UPON SUCH OTHER
  BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING.

Sign exactly as your name appears hereon. When signing in a representative or fiduciary capacity, indicate title. If shares are held jointly, each holder should sign. For a corporation, a duly authorized officer who should state his/her title should sign the full corporation name. For a partnership, an authorized person should sign in partnership name.

Date _________________, 2000.

Signature_________________  Signature Partnership_______________________

Signature_________________  Signature Corporation ________________________
(If jointly held)